UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 11, 2021

Journey Medical Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-41063 (Commission File Number)	47-1879539 (IRS Employer Identification No.)

9237 E Via de Ventura Blvd., Suite 105

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 434-6670

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	DERM	Nasdaq Capital Market

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 11, 2021, Journey Medical Corporation (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with B. Riley Securities, as representative of the several underwriters named therein (the “Representative”). Pursuant to the Underwriting Agreement, the Company agreed to sell in an underwritten offering (the “Offering”) an aggregate of 3,520,000 shares (the “Shares”) of the Company’s common stock, par value $0.0001 (the “Common Stock”), at an offering price of $10.00 per share, for gross proceeds of $35,520,000 million, less underwriting discounts and commissions. The Shares are being offered by the Company pursuant to an initial registration statement on Form S-1 (File No. 333-260436), initially filed with the Securities and Exchange Commission (the “Commission”) on October 22, 2021, as amended on November 8, 2021 and November 10, 2021, and declared effective on November 10, 2021.

The closing of the Offering is subject to satisfaction of customary closing conditions set forth in the Underwriting Agreement and is expected to occur on or about November 16, 2021.

The summary of the Underwriting Agreement set forth above does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Underwriting Agreement, a form of which is filed herewith as Exhibit 1.1. The Underwriting Agreement includes customary representations, warranties, closing conditions and covenants by the Company and the Representative.

Alston & Bird LLP delivered an opinion as to the validity of the Shares, a copy of which is attached hereto as Exhibit 5.1 and is incorporated by reference herein.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 16, 2021, the Company filed the Third Amended and Restated Certificate of Incorporation, a copy of which is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description
1.1	Underwriting Agreement, dated November 11, 2021, between Journey Medical Corporation and B. Riley Securities, as representative of the underwriters named therein

3.1	Second Amended and Restated Certificate of Incorporation of Journey Medical Corporation

5.1	Opinion of Alston & Bird LLP

23.1	Consent of Alston & Bird LLP (included in the opinion filed as Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Journey Medical Corporation
(Registrant)

Date: November 12, 2021

	By:	/s/ Claude Maraoui
Claude Maraoui
Chief Executive Officer, President and Director